UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8K

                         CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934
                 -------------------------------

                        April 27, 2000
                        --------------
                       (Date of Report)

                        INFE.COM, INC.
                        --------------
          (Name of Small Business issuer in its charter)
               Formerly Infocall Communications Corp.

  FLORIDA                  000-28729             11-3144463
  -------                  ---------             ----------
(State or other       (Commission File No.)     (IRS Employer
jurisdiction of                               Identification No.)
incorporation or
organization

                    8000 Towers Crescent Drive
                           Suite 640
                       Vienna, VA 22182
                       ----------------
           (Address of principal executive offices)


                        (703) 734-5650
                        --------------
               (Registrant's telephone number)


                Infocall Communications Corp.
                -----------------------------
                 (Registrant's Former Name)



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ITEM 2.	ACQUISITION OR DISPOSITION OF ASSETS

On April 3, 2000, Infe.com, Inc. (the "Company") completed the acquisition of a significant number of assets from ClubComputer.com, Inc. of Nellysford, Va., pursuant to an Agreement for Sale of Assets. The terms provided for in the agreement are that the Seller will receive shares of the Company's common stock as consideration for the assets being purchased. A copy of the Agreement for Sale of Assets is attached to this filing and marked as Exhibit "2.1" in the exhibit index.

   ClubComputer.com, Inc . is a business to consumer E commerce company that specializes in selling computer products and software over the internet. ClubComputer.com, Inc. has an active customer base of over 25,000 active subscribers and 100,000 total users. The Company purchased assets of ClubComputer.com, Inc. consisting as described in Exhibit 2.1, herein.

   Included within the purchase, is a perpetual license to use
ClubComputer.com, Inc.'s Java based proprietary E commerce software platform.

Forward Looking Statements

This Report on Form 8-K may contain forward-looking statements. When used in this report, the words "may," "will," "expect," "anticipate," "continue," "estimate," "project," "intend," "believe" and similar expressions, variations of these words or the negative of those words are intended to identify forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding events, conditions and financial trends including, without limitation, business conditions in the general economy, and other risks or uncertainties detailed in other of the Company's Securities and Exchange Commission filings. Such statements are based on management's current expectations and are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's actual plan of operations, business strategy, operating results and financial position could differ materially from those expressed in, or implied by, such forward-looking statements.

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




April 25, 2000                         /s/Thomas M. Richfield
                                       Thomas M. Richfield, President



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                            EXHIBIT INDEX



Exhibit No.          Description
-----------          -----------

2.1                  Agreement for Sale of Assets of ClubComputer.com, Inc.









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